UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-07388

Value Line Small Cap Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: 212-907-1900

Date of fiscal year end: March 31, 2020

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/19 is included with this Form.

Semi-Annual Report
September 30, 2019

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

Beginning August 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2019.
The semi-annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one, three-, five- and ten-year periods ended September 30, 2019 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small growth category among 584 funds as of September 30, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended September 30, 2019 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 3% or better of funds in its peer category across all time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 658 funds as of September 30, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2019, especially given the newsworthy events of the semi-annual period.
Economic Review
The semi-annual period began in April 2019 with moderately strong economic reports, but key economic indicators weakened as the months progressed. For example, the ISM Manufacturing survey, the most important indicator of U.S. manufacturing activity, went from a reading of 55 at the start of the semi-annual period to a reading of 49 by August 2019, the first such reading below the key 50 level, which signals a contraction in economic activity, since January 2016. Manufacturing was especially hard hit by the tariffs levied by the United States (U.S.) Administration in its trade war with China. Other economic indicators, such as job growth, held up better, though it, too, weakened, with its high during the semi-annual period in April 2019 and then following a declining path in the succeeding months. For the semi-annual period overall, U.S. job growth averaged 161,000 new jobs per month, well below the 223,000 monthly average for 2018. Unemployment measures were stronger, remaining at 3.7% for much of the semi-annual period, before falling to 3.5% in September, the lowest level since December 1969. Wage growth exceeded 3%. Because many Americans were working, such low unemployment contributed to solid retail readings. Indeed, consumer spending remained the strongest part of the U.S. economy. However, economists expressed concern, questioning how long consumer spending might hold up if the economy weakens further. Mixed results in the housing market also seemed to indicate that a sustained recovery in that sector remained elusive. All told, U.S. Gross Domestic Product (GDP) registered 2.0% growth in the second quarter of 2019, falling from 3.1% in the first calendar quarter. Third quarter U.S. GDP is widely forecasted to remain slow, with some economists anticipating GDP growth below 2%. On the inflation front, the U.S. core Personal Consumption Expenditure Year over Year Index, which excludes food and energy, averaged between 1.6% and 1.8% during the semi-annual period, significantly below the 2.0% inflation target of the U.S. Federal Reserve (the “Fed”).
The global economy weakened more than that of the U.S. Europe’s weakening economy, for example, could be seen in the manufacturing activity decline of its strongest member, Germany. While the U.S. ISM Manufacturing Survey dipped to 49, Germany’s Purchasing Managers’ Index was significantly lower, registering 41 at the end of September 2019, with factories recording their weakest performance since the world financial crisis a decade ago. Similarly, South Korea, historically a solid growing economy in Asia, experienced major declines in its exports, a vital part of its GDP, during the semi-annual period. Such slower global economic growth was largely attributed to a slowdown in world trade, resulting from the persistent U.S.-China trade tensions.
Amidst these conditions, the Fed, which ended its monetary policy tightening regime at the beginning of 2019, gradually acknowledged the weakening of the U.S. and global economies as the months progressed. In July, it took measures to counteract the slowdown by easing its monetary policy, lowering the targeted federal funds rate 25 basis points, its first interest rate cut since 2008. The Fed followed this move with further accommodation, dropping the targeted federal funds rate by another 25 basis points in September, the second such cut in less than two months, indicating the economy was hampered by trade wars. Fed Chair Jerome Powell said he would consider a series of rate cuts if the economy slowed sharply. While most members of the Fed’s rate-setting body did not see rates dropping further this calendar year, the Fed’s active involvement somewhat lessened, though did not completely calm, investors’ fears of a recession as the semi-annual period ended at the end of September 2019. Several other major central banks around the world, including the European Central Bank (“ECB”) and the Bank of Japan, similarly shifted their monetary policies to a more actively dovish stance during the semi-annual period.

President’s Letter (unaudited) (continued)

Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 6.08% during the six months ended September 30, 2019, a gain posted against a backdrop of dovish monetary policies, ongoing trade disputes, weakening economic growth and slowing inflation — all both in the U.S. and globally.
During the second quarter of 2019, U.S. equity market performance was positive, albeit with elevated volatility. After producing strong returns in April 2019, stocks turned lower in May due to mounting evidence of slower economic growth and concerns about the U.S.-China trade dispute. The U.S. equity market staged a sizable recovery in June, however, allowing most major domestic indices to close the second calendar quarter firmly in positive territory. Agreement between the U.S. and China at the June 2019 G20 summit to resume trade negotiations and the U.S. Administration’s suspension of proposed tariffs on an additional $300 billion of Chinese goods helped buoy U.S. equities toward the end of the second calendar quarter. However, it was the ongoing shift in Fed policy that was widely seen as the primary reason for the impressive June rally. Whereas in late 2018 investors were anticipating the Fed would raise interest rates several times in 2019, indications subsequently showed the Fed may in fact cut interest rates at least once before year end. The increasingly accommodative stance of the Fed outweighed worries about economic growth and trade, helping stocks build on their notable first quarter 2019 gains. The markets also became more confident that corporate earnings growth, while slowing considerably from its 2018 pace, would not slip into negative territory.
U.S. equity market returns were positive but more muted in the third quarter of 2019. Stocks were supported by the increasingly accommodative monetary policy of the Fed, highlighted by the two interest rate cuts within seven weeks. In addition, investors appeared confident that corporate earnings would remain positive. However, these tailwinds were largely offset by the combination of slowing global economic growth, the ongoing trade dispute between the U.S. and China, and the House of Representatives’ initiation of a formal impeachment inquiry against the U.S. President in late September. The elevated uncertainty resulted in choppy market conditions and a favoring by investors of those sectors traditionally considered more defensive.
For the semi-annual period overall, large-cap stocks within the U.S. equity market performed best, followed by mid-cap stocks. Small-cap stocks lagged, posting negative returns. Growth stocks modestly outperformed value stocks within the large-cap and mid-cap segments of the U.S. equity market, but value stocks slightly outpaced growth stocks within the small-cap segment of the U.S. equity market. Among the sectors of the S&P 500® Index, nine of 11 posted positive returns. The utilities, real estate, financials and consumer staples sectors performed best, each generating double-digit gains. Energy was by far the weakest sector of the S&P 500® Index during the semi-annual period, followed by health care, which each produced a negative return.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 5.42% during the semi-annual period, only modestly lagging the performance of the broad U.S. equity market.
Bond prices generally rallied during the semi-annual period, with yields falling to nearly decade-level lows. Such performance was driven by the global economic slowdown and heightened concerns about the potential for a recession, especially amidst dimming prospects for a resolution of the U.S.-China trade conflict. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
During the second calendar quarter, sovereign yields in most developed and emerging markets countries declined following dovish pivots by most central banks in response to below-target inflation and slowing economic growth. The amount of negative-yielding debt in the Bloomberg Barclays Global Aggregate Bond Index hit a record high of more than US$13 trillion. (Negative bond yields are an unusual situation in which issuers of debt are paid to borrow. At the same time, buyers of bonds pay a cash flow instead of receiving interest income.) Most spread, or non-government bond, sectors posted positive returns during the second quarter but lagged the especially strong performance of U.S. Treasury securities and other sovereign bonds. The exceptions, however, were investment grade corporate bonds and emerging markets debt, which performed particularly well as a combination of low global interest rates along with still strong credit metrics led investors to reach for yield.
Sovereign yields declined further across most markets following the injection of monetary stimulus by the Fed, ECB and several other central banks during the third calendar quarter. Political uncertainty remained heightened, although the markets appeared to shrug off Brexit turmoil in the U.K. and a formal impeachment inquiry into the U.S. President. Corporate bonds also continued to perform strongly on optimism that monetary accommodation could offset the drag on global economic growth from restrictive trade policies. Among other spread sectors, performance was mixed, as escalating U.S.-China trade tensions and political developments in Argentina resulted in increased investor risk aversion.
For the semi-annual period overall, spread sector performance was mixed. Investment grade corporate bonds outperformed U.S. Treasuries most, followed by sovereign emerging markets debt, as, aside from sovereign bonds, investors generally favored higher risk assets. Other spread sectors posted solid positive returns but lagged U.S. Treasury securities.
The U.S. Treasury yield curve flattened during the semi-annual period overall, as yields on intermediate- and longer-term maturities fell more than those on shorter-term maturities. The yield on the three-month U.S. Treasury fell approximately 52 basis points to end the semi-annual period at 1.88%. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury fell approximately 73 basis points to end the semi-annual period at 1.68%. Yields on the 30-year U.S. Treasury decreased approximately 69 basis points to end the semi-annual period at 2.12%. Through much of the semi-annual period, the U.S. Treasury yield curve experienced a partial inversion. More specifically, the spread, or differential, between the yields on three-month and 10-year U.S. Treasury securities had inverted toward the end of March 2019 for the first time since mid-2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities, and remained that way through the end of the semi-annual period. A yield curve inversion has been an accurate predictor of slowing economic growth and has historically preceded most economic recessions. Still, many believed at the end of the semi-annual period that such a recessionary scenario was unlikely for the near term, anticipating that the Fed and other central banks would ease monetary policy to reduce the risks of an adverse scenario in which weaker trade, investment and manufacturing dampened economic growth to that degree.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for nearly 70 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or ’’star rating’’, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

President’s Letter (unaudited) (continued)

i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the top 8% for one-year (664 funds), top 44% for three-year (584 funds), top 28% for five-year (519 funds) and top 27% for 10-year (399 funds) periods ended September 30, 2019. All in the Morningstar small growth category. Three-star rating for 3-year (584 funds) period ended September 30, 2019, four-star rating for 5-year (519 funds) and overall (584 funds) periods ended September 30, 2019, and five-star rating for 10-year (399 funds) period ended September 30, 2019. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2019. Morningstar Return: Average for the 3-year period ended September 30, 2019; Above Average for the 5-year, 10-year and overall periods ended September 30, 2019.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the top 1% for one-year (714 funds), top 2% for three-year (658 funds), top 3% for five-year (581 funds) and top 3% for 10-year (427 funds) periods ended September 30, 2019. Five-star rating for 3-year (658 funds), 5-year (581 funds), 10-year (427 funds) and overall (658 funds) periods ended September 30, 2019. All in the allocation 50% to 70% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended September 30, 2019.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Management Commentary (unaudited)

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 5.15% during the six months ended September 30, 2019. This compares to the -0.36% return of the Fund’s benchmark, the Russell 2000® Index1, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the Russell 2000® Index during the six-month reporting period due primarily to effective stock selection. Sector allocation also contributed positively to relative results.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in six of its 11 sectors during the semi-annual period, and the Fund had absolute gains in all but two of the sectors in which it was invested.
Relative to the Russell 2000® Index, effective stock selection in the health care sector contributed most positively to the Fund’s results, due largely to avoiding the weak biotechnology industry. Effective stock selection in and having an overweighted allocation to industrials also boosted the Fund’s results. Strong stock selection in consumer discretionary and having an underweighted allocation to energy, which was the weakest sector in the Russell 2000® Index during the semi-annual period, added value as well.
Only partially offsetting these positive contributors was the detracting effect of weaker stock selection in the information technology sector. Holding no stocks in the real estate sector and having an underweighted allocation to the utilities sector, each of which outperformed the Russell 2000® Index during the semi-annual period, also dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Teledyne Technologies, which provides electronic subsystems and instrumentation to the aerospace and defense industry; Chemed, a hospice services provider; and RLI, a specialty insurance company. Each saw a double-digit percentage gain during the semi-annual period driven by better than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were ICU Medical, which manufactures disposable medical connection systems for use in intravenous therapy applications; Healthcare Services Group, which provides housekeeping, laundry, linen, facility maintenance and food services to the health care industry; and ePlus, which provides information technology hardware, software and services. Each of these companies experienced a double-digit percentage decline during the semi-annual period due to weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the six-month period?
During the semi-annual period, we initiated Fund positions in approximately 12 small-cap companies and eliminated approximately 11 stocks from the Fund’s portfolio. In seeking companies with a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance, among those stocks new to the Fund during the semi-annual period were Internet-based health insurance seller eHealth, restaurant owner and operator Wingstop and solar

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Management Commentary (unaudited) (continued)

power company SolarEdge Technologies. Conversely, we sold the Fund’s position in technology services provider Fair Isaac because its market capitalization had grown to well beyond the Fund’s small-cap mandate. We exited the Fund’s positions in home products direct selling company Tupperware Brands and poultry products company Cal-Maine Foods based on their recent weak operating performance.
Were there any notable changes in the Fund’s sector weightings during the six-month period?
During the six-month period ended September 30, 2019, the Fund’s allocation relative to the Russell 2000® Index in consumer discretionary increased.
How was the Fund positioned relative to its benchmark index at the end of September 2019?
As of September 30, 2019, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology, materials, consumer staples and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care, energy and utilities sectors on the same date. The Fund had no exposure to the real estate or communication services sectors at September 30, 2019.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Toro Co. (The)	187,600	$13,751,080	3.0%
Chemed Corp.	32,000	13,362,240	3.0%
RLI Corp.	131,900	12,254,829	2.7%
Exponent, Inc.	163,700	11,442,630	2.5%
Woodward Inc.	102,000	10,998,660	2.4%
Teledyne Technologies, Inc.	33,300	10,722,267	2.4%
J&J Snack Foods Corp.	55,700	10,694,400	2.4%
US Physical Therapy, Inc.	77,000	10,052,350	2.2%
Churchill Downs, Inc.	76,200	9,407,271	2.1%
RBC Bearings, Inc.	52,500	8,710,275	1.9%
Total			24.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Industrials
30.1%
Information Technology
22.2%
Consumer Discretionary
13.6%
Financials
11.5%
Healthcare
10.9%
Materials
5.3%
Consumer Staples
4.8%
Utilities
1.4%
Energy
0.2%

*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (95.1%)
CONSUMER DISCRETIONARY (12.9%)
	APPAREL (0.4%)
71,700	Crocs, Inc.*	$1,990,392
	AUTO PARTS & EQUIPMENT (0.3%)
16,500	Visteon Corp.*(1)	1,361,910
	COMMERCIAL SERVICES (1.6%)
89,900	Monro, Inc.(1)	7,102,999
	COMPUTERS (0.1%)
30,300	PlayAGS, Inc.*	311,484
	DISTRIBUTION & WHOLESALE (1.6%)
35,700	Pool Corp.	7,200,690
	ELECTRONICS (0.2%)
64,200	Turtle Beach Corp.*(1)	749,214
	ENGINEERING & CONSTRUCTION (0.4%)
20,400	TopBuild Corp.*	1,967,172
	ENTERTAINMENT (2.2%)
76,200	Churchill Downs, Inc.(1)	9,407,271
29,400	Penn National Gaming, Inc.*(1)	547,575
		9,954,846
	HOME BUILDERS (1.6%)
19,900	Cavco Industries, Inc.*	3,822,591
36,600	LCI Industries(1)	3,361,710
		7,184,301
	HOUSEHOLD PRODUCTS (0.8%)
23,000	Helen of Troy, Ltd.*	3,626,180
	INTERNET (0.7%)
28,800	Stamps.com, Inc.*(1)	2,144,160
58,000	Stitch Fix, Inc. Class A*(1)	1,116,500
		3,260,660
	LEISURE TIME (0.3%)
26,700	Planet Fitness, Inc. Class A*	1,545,129
	LODGING (0.1%)
17,900	Hilton Grand Vacations, Inc.*	572,800
	RETAIL (2.6%)
21,600	Asbury Automotive Group, Inc.*	2,210,328
39,900	Cheesecake Factory, Inc. (The)(1)	1,663,032
6,300	Children’s Place, Inc. (The)(1)	485,037
33,900	Dave & Buster’s Entertainment, Inc.(1)	1,320,405
15,700	Dine Brands Global, Inc.(1)	1,191,002
29,400	Movado Group, Inc.(1)	730,884
Shares		Value
COMMON STOCKS (95.1%) (continued)
	RETAIL (2.6%) (continued)
11,200	Shake Shack, Inc. Class A *	$1,098,048
19,800	Texas Roadhouse, Inc.	1,039,896
21,200	Wingstop, Inc.	1,850,336
		11,588,968
		58,416,745
CONSUMER STAPLES (4.6%)
	COMMERCIAL SERVICES (0.4%)
18,300	Medifast, Inc.(1)	1,896,429
	FOOD (3.9%)
31,500	B&G Foods, Inc.(1)	595,665
55,800	Calavo Growers, Inc.(1)	5,311,044
55,700	J&J Snack Foods Corp.(1)	10,694,400
5,600	Lancaster Colony Corp.	776,440
		17,377,549
	RETAIL (0.3%)
8,700	Casey’s General Stores, Inc.	1,402,092
		20,676,070
ENERGY (0.2%)
	OIL & GAS SERVICES (0.2%)
82,700	ProPetro Holding Corp.*	751,743
FINANCIALS (10.9%)
	BANKS (2.5%)
206,496	First Financial Bankshares, Inc.(1)	6,882,512
37,900	Prosperity Bancshares, Inc.(1)	2,676,877
33,900	Walker & Dunlop, Inc.	1,896,027
		11,455,416
	COMMERCIAL SERVICES (0.2%)
32,900	Green Dot Corp. Class A*	830,725
	DIVERSIFIED FINANCIALS (3.1%)
34,700	Enova International, Inc.*	720,025
20,800	LendingTree, Inc.*(1)	6,456,944
125,100	Stifel Financial Corp.	7,178,238
		14,355,207
	INSURANCE (5.1%)
21,300	eHealth, Inc.*(1)	1,422,627
18,200	Primerica, Inc.	2,315,586
58,600	ProAssurance Corp.	2,359,822
20,300	RenaissanceRe Holdings, Ltd.	3,927,035
Shares		Value
COMMON STOCKS (95.1%) (continued)
	INSURANCE (5.1%) (continued)
131,900	RLI Corp.(1)	$12,254,829
9,100	Selective Insurance Group, Inc.	684,229
		22,964,128
		49,605,476
HEALTHCARE (10.4%)
	HEALTHCARE PRODUCTS (3.0%)
17,500	Avanos Medical, Inc.*	655,550
26,500	Cantel Medical Corp.(1)	1,982,200
10,000	CONMED Corp.	961,500
28,900	ICU Medical, Inc.*	4,612,440
12,200	Insulet Corp.*(1)	2,012,146
20,200	iRhythm Technologies, Inc.*(1)	1,497,022
27,200	Merit Medical Systems, Inc.*	828,512
24,900	Tactile Systems Technology, Inc.*(1)	1,053,768
		13,603,138
	HEALTHCARE SERVICES (5.9%)
32,000	Chemed Corp.	13,362,240
36,600	Ensign Group, Inc. (The)	1,735,938
8,100	LHC Group, Inc.*	919,836
6,600	Medpace Holdings, Inc.*	554,664
77,000	US Physical Therapy, Inc.	10,052,350
		26,625,028
	PHARMACEUTICALS (0.6%)
39,066	Neogen Corp.*	2,660,785
	RETAIL (0.2%)
43,500	PetIQ, Inc.*(1)	1,185,810
	SOFTWARE (0.7%)
41,600	Omnicell, Inc.*	3,006,432
		47,081,193
INDUSTRIALS (28.6%)
	AEROSPACE & DEFENSE (3.4%)
11,700	Kaman Corp.	695,682
50,300	Mercury Systems, Inc.*	4,082,851
33,300	Teledyne Technologies, Inc.*	10,722,267
		15,500,800
	BUILDING MATERIALS (3.6%)
118,300	AAON, Inc.(1)	5,434,702
8,400	American Woodmark Corp.*	746,844
26,500	Lennox International, Inc.	6,438,705

See Notes to Financial Statements.

September 30, 2019

Shares		Value
COMMON STOCKS (95.1%) (continued)
INDUSTRIALS (28.6%) (continued)
	BUILDING MATERIALS (3.6%) (continued)
53,400	PGT Innovations, Inc.*	$922,218
32,000	Trex Co., Inc.*(1)	2,909,760
		16,452,229
	COMMERCIAL SERVICES (3.3%)
33,000	ABM Industries, Inc.	1,198,560
14,200	ASGN, Inc.*	892,612
36,200	FTI Consulting, Inc.*	3,836,838
198,800	Healthcare Services Group, Inc.(1)	4,828,852
21,200	Insperity, Inc.	2,090,744
11,700	Korn Ferry	452,088
26,000	TriNet Group, Inc.*	1,616,940
		14,916,634
	DISTRIBUTION/WHOLESALE (0.1%)
8,500	SiteOne Landscape Supply, Inc.*(1)	629,170
	ELECTRICAL EQUIPMENT (1.3%)
85,700	EnerSys	5,651,058
	ELECTRONICS (3.3%)
41,300	Watts Water Technologies, Inc. Class A	3,871,049
102,000	Woodward Inc.	10,998,660
		14,869,709
	ENGINEERING & CONSTRUCTION (3.4%)
44,800	Comfort Systems USA, Inc.	1,981,504
36,900	Dycom Industries, Inc.*	1,883,745
163,700	Exponent, Inc.	11,442,630
		15,307,879
	HAND & MACHINE TOOLS (0.6%)
29,900	Lincoln Electric Holdings, Inc.(1)	2,594,124
	HOUSEWARES (3.0%)
187,600	Toro Co. (The)	13,751,080
	MACHINERY DIVERSIFIED (0.6%)
23,300	Applied Industrial Technologies, Inc.	1,323,440
13,700	Kadant, Inc.	1,202,723
		2,526,163
	METAL FABRICATE/HARDWARE (3.0%)
69,500	AZZ, Inc.	3,027,420
52,500	RBC Bearings, Inc.*	8,710,275
13,800	Valmont Industries, Inc.	1,910,472
		13,648,167
Shares		Value
COMMON STOCKS (95.1%) (continued)
	MISCELLANEOUS MANUFACTURERS (1.7%)
19,400	Carlisle Companies, Inc.	$2,823,476
44,600	EnPro Industries, Inc.	3,061,790
18,700	John Bean Technologies Corp.	1,859,341
		7,744,607
	RETAIL (0.3%)
38,600	Rush Enterprises, Inc. Class A	1,489,188
	TRANSPORTATION (0.8%)
33,800	Landstar System, Inc.	3,805,204
	TRUCKING & LEASING (0.2%)
11,500	GATX Corp.(1)	891,595
		129,777,607
INFORMATION TECHNOLOGY (21.1%)
	ADVERTISING (0.7%)
17,000	Trade Desk, Inc. (The) Class A *(1)	3,188,350
	CHEMICALS (0.3%)
9,300	Rogers Corp.*	1,271,403
	COMMERCIAL SERVICES (1.2%)
28,100	WEX, Inc.*	5,678,167
	COMPUTERS (4.1%)
5,300	CACI International, Inc. Class A*	1,225,678
65,800	ExlService Holdings, Inc.*	4,405,968
39,700	ForeScout Technologies, Inc.*(1)	1,505,424
47,900	MAXIMUS, Inc.	3,700,754
30,500	Qualys, Inc.*	2,304,885
41,400	Rapid7, Inc.*(1)	1,879,146
41,700	Science Applications International Corp.	3,642,495
		18,664,350
	ELECTRICAL EQUIPMENT (0.4%)
9,200	Littelfuse, Inc.	1,631,252
	ELECTRONICS (2.3%)
36,600	Alarm.com Holdings, Inc.*	1,707,024
3,500	Coherent, Inc.*(1)	538,020
28,500	SYNNEX Corp.	3,217,650
48,000	Tech Data Corp.*	5,003,520
		10,466,214
	ENERGY-ALTERNATE SOURCES (0.5%)
26,400	SolarEdge Technologies, Inc.*(1)	2,210,208
Shares		Value
COMMON STOCKS (95.1%) (continued)
	INTERNET (2.7%)
93,900	ePlus, Inc.*	$7,144,851
8,700	Mimecast, Ltd.*	310,329
35,900	Proofpoint, Inc.*	4,632,895
		12,088,075
	SEMICONDUCTORS (0.8%)
12,500	Brooks Automation, Inc.(1)	462,875
3,160	Cabot Microelectronics Corp.	446,224
42,700	Inphi Corp.*	2,606,835
		3,515,934
	SOFTWARE (7.1%)
79,300	ACI Worldwide, Inc.*	2,484,072
10,300	Blackbaud, Inc.	930,502
31,700	Domo, Inc. Class B *(1)	506,566
54,200	Everbridge, Inc.*(1)	3,344,682
83,900	Five9, Inc.*(1)	4,508,786
21,600	Instructure, Inc.*(1)	836,784
39,300	j2 Global, Inc.(1)	3,569,226
24,900	LivePerson, Inc.*(1)	888,930
25,100	New Relic, Inc.*(1)	1,542,395
11,100	Paycom Software, Inc.*	2,325,339
55,000	Progress Software Corp.	2,093,300
98,600	SPS Commerce, Inc.*	4,641,102
76,400	Workiva, Inc.*	3,348,612
85,500	Yext, Inc.*(1)	1,358,595
		32,378,891
	TELECOMMUNICATIONS (1.0%)
66,200	Acacia Communications, Inc.*	4,329,480
		95,422,324
MATERIALS (5.1%)
	BUILDING MATERIALS (0.5%)
42,800	US Concrete, Inc.*(1)	2,365,984
	CHEMICALS (2.3%)
22,600	Balchem Corp.	2,241,694
26,500	Quaker Chemical Corp.	4,190,710
58,300	Sensient Technologies Corp.	4,002,295
		10,434,699
	HOUSEWARES (0.3%)
13,300	Scotts Miracle-Gro Co. (The)	1,354,206

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS (95.1%) (continued)
MATERIALS (5.1%) (continued)
	MISCELLANEOUS MANUFACTURERS (0.8%)
30,200	AptarGroup, Inc.	$3,577,190
	PACKAGING & CONTAINERS (1.2%)
172,600	Silgan Holdings, Inc.	5,184,041
		22,916,120
UTILITIES (1.3%)
	ELECTRIC (0.7%)
44,600	El Paso Electric Co.	2,991,768
	GAS (0.6%)
90,800	South Jersey Industries, Inc.(1)	2,988,228
		5,979,996
TOTAL COMMON STOCKS (Cost $296,295,283) (95.1%)		430,627,274
SHORT-TERM INVESTMENTS (10.2%)
	MONEY MARKET FUNDS (10.2%)
23,233,512	State Street Institutional Liquid Reserves Fund	23,233,512
22,918,487	State Street Navigator Securities Lending Government Money Market Portfolio(2)	22,918,487
TOTAL SHORT-TERM INVESTMENTS(Cost $46,154,335) (10.2%)		46,151,999
TOTAL INVESTMENT SECURITIES (105.3%) (Cost $342,449,618)		$476,779,273
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.3%)		(23,958,120)
NET ASSETS (100%)		$452,821,153
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2019, the market value of the securities on loan was $88,206,693.

(2)
Securities with an aggregate market value of  $88,206,693 were out on loan in exchange for collateral including $22,918,487 of cash collateral as of September 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$430,627,274	$—	$—	$430,627,274
Short-Term Investments	46,151,999	—	—	46,151,999
Total Investments in Securities	$476,779,273	$—	$—	$476,779,273
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.
Portfolio Management Commentary (unaudited)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 7.76% during the six months ended September 30, 2019. The Fund outpaced the 5.99% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed its blended benchmark primarily because the Fund’s equity portfolio outperformed the S&P 500® Index. Overall, asset allocation also had a positive effect on Fund results during the semi-annual period. The Fund benefited from its overweighting of equities and underweighting of fixed income, as the S&P 500® Index outperformed, albeit modestly, the Bloomberg Barclays Index during the reporting period. Slightly dampening relative results was the Fund’s fixed income portfolio’s modest underperformance of the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due to both effective stock selection and favorable sector allocation overall. The Fund was helped most by effective stock selection in the industrials and health care sectors. Having no exposure to energy, which was the weakest sector in the S&P 500® Index during the semi-annual period, and having an overweighted allocation to information technology, which substantially outperformed the S&P 500® Index during the semi-annual period, contributed positively as well.
Only partially offsetting these positive contributors was the equity portion of the Fund’s weak stock selection in the information technology sector, which detracted. Also, the equity portion of the Fund’s lack of exposure to utilities, which was the strongest sector in the S&P 500® Index during the semi-annual period, dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were aerospace and defense company HEICO, electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies and medical equipment and devices company Idexx Laboratories. Each of these companies saw a double-digit percentage increase during the semi-annual period, benefiting from stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results was pest control services provider Rollins, as its stock experienced a double-digit percentage decline on weaker than expected operating performance. The equity portion of the Fund’s results relative to the S&P 500® Index were also hurt by strong performance by two stocks it did not hold — namely, software manufacturing leader Microsoft and technology hardware giant Apple, which each enjoyed a double-digit percentage gain during the semi-annual period.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, among other stocks, we initiated positions in rail transportation company Union Pacific, software developer Adobe and discount retailer Dollar General, as each, in our view, has put together a solid long-term history of consistent gains in earnings and stock price and has delivered strong recent operating performance.
Among those names eliminated from the equity portion of the Fund during the semi-annual period were water heating and water treatment equipment manufacturer A.O. Smith, automotive products and services distributor LKQ and cooking and food preparation equipment manufacturer Middleby. We believed each had become less consistent in delivering long-term gains in earnings and stock price.

Value Line Asset Allocation Fund, Inc.
Portfolio Management Commentary (unaudited) (continued)

Were there any notable changes in the equity portion of the Fund’s sector weightings during the six-month period?
During the six-month period ended September 30, 2019, the equity portion of the Fund’s allocation relative to the S&P 500® Index in health care decreased and its exposure to the communication services sector was eliminated.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2019?
As of September 30, 2019, the equity portion of the Fund was overweighted relative to the S&P 500® Index in industrials, information technology and materials and was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and consumer staples sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and had no exposure to the energy, utilities and communication services sectors at September 30, 2019.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Barclays Index, which had a neutral effect overall on performance during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund modestly underperformed its benchmark, the Bloomberg Barclays Index. Having a relative underweight in long-term U.S. Treasuries detracted most, as this fixed income segment performed especially strongly, posting a semi-annual return of 14.43%, as measured by the Bloomberg Barclays U.S. Long Treasury Index. Exposure to high quality, AAA-rated shorter-maturity asset-backed securities hurt as well. On the positive side, an overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, particularly long-dated BBB-rated corporate bonds, contributed positively. During the semi-annual period, BBB-rated bonds, the lowest-rated investment grade bonds, significantly outperformed AAA-rated bonds.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the six-month period?
During the semi-annual period, we reduced the fixed income portion of the Fund’s position in cash, a position that had been established in anticipation of an opportunity to buy corporate bonds at less expensive levels. The investment of cash to increase exposure to corporate bonds proved positive given that investment grade corporate bonds outperformed the Bloomberg Barclays Index during the six-month period. The investment of cash to increase exposure to U.S. Treasuries also boosted results given that yields declined and prices rose across the spectrum of maturities. However, the positive contribution was muted somewhat, as most of the added allocation was in shorter-term U.S. Treasuries, which lagged longer-term U.S. Treasuries during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2019?
As of September 30, 2019, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, and to a lesser degree, in asset-backed securities and commercial mortgage-backed securities. The Fund also had exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries, U.S. agency securities and mortgage-backed securities. At the end of the semi-annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2019, the Fund had a weighting of approximately 61% in stocks, 31% in fixed income securities and 8% in cash equivalents. This compared to the allocation at the end of March 2019 of approximately 64% in stocks, 27% in fixed income securities and 9% in cash equivalents. The Fund’s allocation to stocks ranged from approximately 60% to 65% during the semi-annual period, as we effectively took advantage of short-term market swings to buy and sell stocks. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.

What is your tactical view and strategy for the months ahead?
At the end of September 2019, the proprietary Value Line, Inc. asset allocation model was still positive on stocks.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Further, unlike most of the Fund’s peer group, which invests mainly in the largest companies, more than 75% of the Fund’s equity holdings are either mid-cap companies or at the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund, we will continue to carefully monitor economic factors, any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching closely for any progress on trade talks between the U.S. and China, the effects of low and negative interest rates globally, the uncertainty of the October 31 Brexit deadline (the U.K.’s exit path from the European Union), consumer spending trends and any material shift in the Fed’s commentary or actions.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	107,400	$15,511,782	1.75%
MasterCard, Inc.	57,000	15,479,490	1.74%
Accenture PLC	78,400	15,080,240	1.70%
Teledyne Technologies, Inc.	44,600	14,360,754	1.62%
Thermo Fisher Scientific, Inc.	48,400	14,097,468	1.59%
Fiserv, Inc.	130,600	13,528,854	1.52%
Automatic Data Processing, Inc.	80,900	13,058,878	1.47%
Union Pacific Corp.	77,300	12,521,054	1.41%
Roper Technologies, Inc.	35,100	12,516,660	1.41%
Waste Connections, Inc.	132,125	12,155,500	1.37%
Total			15.58%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2019

Shares		Value
COMMON STOCKS (60.9%)
CONSUMER DISCRETIONARY (3.4%)
	APPAREL (0.3%)
32,000	NIKE, Inc. Class B	$3,005,440
	DISTRIBUTION & WHOLESALE (0.3%)
13,900	Pool Corp.	2,803,630
	LODGING (0.2%)
14,000	Hilton Worldwide Holdings, Inc.	1,303,540
	RETAIL (2.6%)
4,000	AutoZone, Inc.*	4,338,480
17,000	Dollar General Corp.	2,701,980
13,400	Domino’s Pizza, Inc.	3,277,506
20,000	Lululemon Athletica, Inc.*	3,850,600
11,300	O’Reilly Automotive, Inc.*	4,503,163
83,000	TJX Companies, Inc. (The)	4,626,420
		23,298,149
		30,410,759
CONSUMER STAPLES (2.2%)
	BEVERAGES (0.3%)
22,000	PepsiCo, Inc.	3,016,200
	FOOD (0.3%)
5,700	J&J Snack Foods Corp.	1,094,400
10,000	McCormick & Co., Inc.(1)	1,563,000
		2,657,400
	HOUSEHOLD PRODUCTS (0.7%)
77,200	Church & Dwight Co., Inc.	5,808,528
	RETAIL (0.9%)
7,700	Casey’s General Stores, Inc.	1,240,932
24,000	Costco Wholesale Corp.	6,914,640
		8,155,572
		19,637,700
FINANCIALS (4.8%)
	DIVERSIFIED FINANCIALS (0.7%)
65,300	Intercontinental Exchange, Inc.	6,025,231
	INSURANCE (4.1%)
3,700	Alleghany Corp.*	2,951,712
28,600	American Financial Group, Inc.	3,084,510
39,600	Aon PLC	7,665,372
99,400	Arch Capital Group, Ltd.*	4,172,812
Shares		Value
COMMON STOCKS (60.9%) (continued)
	INSURANCE (4.1%) (continued)
21,800	Chubb, Ltd.	$3,519,392
23,900	Globe Life, Inc.	2,288,664
76,200	Progressive Corp. (The)	5,886,450
26,100	RenaissanceRe Holdings, Ltd.	5,049,045
19,800	RLI Corp.	1,839,618
		36,457,575
		42,482,806
HEALTHCARE (8.6%)
	BIOTECHNOLOGY (0.7%)
13,600	Bio-Rad Laboratories, Inc. Class A*	4,525,264
6,700	Illumina, Inc.*	2,038,274
		6,563,538
	ELECTRONICS (1.1%)
13,100	Mettler-Toledo International, Inc.*	9,227,640
	HEALTHCARE PRODUCTS (5.5%)
15,067	Becton Dickinson & Co.	3,811,348
4,900	Cooper Cos., Inc. (The)	1,455,300
107,400	Danaher Corp.	15,511,782
16,000	Henry Schein, Inc.*	1,016,000
36,800	IDEXX Laboratories, Inc.*	10,007,024
7,900	Teleflex, Inc.	2,684,025
48,400	Thermo Fisher Scientific, Inc.	14,097,468
		48,582,947
	HEALTHCARE SERVICES (1.2%)
6,400	Chemed Corp.	2,672,448
33,900	IQVIA Holdings, Inc.*	5,063,982
13,800	UnitedHealth Group, Inc.	2,999,016
		10,735,446
	SOFTWARE (0.1%)
7,400	Veeva Systems, Inc. Class A*	1,129,906
		76,239,477
INDUSTRIALS (16.0%)
	AEROSPACE & DEFENSE (5.4%)
93,902	HEICO Corp.	11,726,482
18,500	L3Harris Technologies, Inc.	3,859,840
17,600	Northrop Grumman Corp.	6,596,304
44,600	Teledyne Technologies, Inc.*	14,360,754
Shares		Value
COMMON STOCKS (60.9%) (continued)
	AEROSPACE & DEFENSE (5.4%) (continued)
22,600	TransDigm Group, Inc.	$11,767,142
		48,310,522
	BUILDING MATERIALS (0.3%)
9,500	Lennox International, Inc.(1)	2,308,215
	COMMERCIAL SERVICES (2.9%)
16,800	Cintas Corp.	4,504,080
9,800	CoStar Group, Inc.*	5,813,360
17,000	Healthcare Services Group, Inc.(1)	412,930
57,503	IHS Markit, Ltd.*	3,845,801
173,250	Rollins, Inc.(1)	5,902,627
36,000	Verisk Analytics, Inc. Class A	5,693,040
		26,171,838
	ELECTRICAL EQUIPMENT (0.6%)
53,075	AMETEK, Inc.	4,873,347
	ENVIRONMENTAL CONTROL (2.1%)
76,700	Republic Services, Inc.	6,638,385
132,125	Waste Connections, Inc.	12,155,500
		18,793,885
	HOUSEWARES (0.7%)
82,200	Toro Co. (The)	6,025,260
	MACHINERY DIVERSIFIED (1.6%)
8,600	IDEX Corp.	1,409,368
35,100	Roper Technologies, Inc.	12,516,660
		13,926,028
	MISCELLANEOUS MANUFACTURERS (0.4%)
26,900	Carlisle Companies, Inc.	3,915,026
	TRANSPORTATION (2.0%)
57,800	Canadian National Railway Co.	5,193,908
77,300	Union Pacific Corp.	12,521,054
		17,714,962
		142,039,083
INFORMATION TECHNOLOGY (21.6%)
	COMMERCIAL SERVICES (2.5%)
80,900	Automatic Data Processing, Inc.	13,058,878
25,700	Gartner, Inc.*	3,674,843
35,887	Global Payments, Inc.	5,706,033
		22,439,754

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS (60.9%) (continued)
INFORMATION TECHNOLOGY (21.6%) (continued)
	COMPUTERS (2.3%)
78,400	Accenture PLC Class A	$15,080,240
15,800	CGI, Inc.*	1,250,412
23,800	EPAM Systems, Inc.*	4,339,216
		20,669,868
	DIVERSIFIED FINANCIAL SERVICES (1.7%)
57,000	MasterCard, Inc. Class A	15,479,490
	ELECTRONICS (0.6%)
35,100	Amphenol Corp. Class A	3,387,150
19,200	Keysight Technologies, Inc.*	1,867,200
		5,254,350
	INTERNET (2.2%)
49,900	Anaplan, Inc.*	2,345,300
49,000	GoDaddy, Inc. Class A *	3,233,020
12,700	Palo Alto Networks, Inc.*	2,588,641
44,400	RingCentral, Inc. Class A*	5,579,304
29,500	VeriSign, Inc.*	5,564,585
		19,310,850
	SEMICONDUCTORS (0.6%)
19,100	Broadcom, Inc.	5,272,937
	SOFTWARE (11.5%)
30,400	Adobe, Inc.*	8,398,000
44,000	ANSYS, Inc.*	9,739,840
24,400	Broadridge Financial Solutions, Inc.	3,036,092
87,400	Cadence Design Systems, Inc.*	5,775,392
14,500	Coupa Software, Inc.*(1)	1,878,765
20,100	Fair Isaac Corp.*	6,100,752
70,387	Fidelity National Information Services, Inc.	9,344,578
130,600	Fiserv, Inc.*	13,528,854
23,800	Intuit, Inc.	6,329,372
37,100	Jack Henry & Associates, Inc.	5,415,487
23,200	Open Text Corp.	946,792
12,900	Paycom Software, Inc.*	2,702,421
49,000	Salesforce.com, Inc.*	7,273,560
32,100	ServiceNow, Inc.*	8,148,585
45,800	Synopsys, Inc.*	6,286,050
Shares		Value
COMMON STOCKS (60.9%) (continued)
	SOFTWARE (11.5%) (continued)
19,600	Tyler Technologies, Inc.*	$5,145,000
38,100	Verint Systems, Inc.*	1,629,918
		101,679,458
	TELECOMMUNICATIONS (0.2%)
12,000	Motorola Solutions, Inc.	2,044,920
		192,151,627
MATERIALS (2.7%)
	CHEMICALS (1.4%)
55,400	Ecolab, Inc.	10,971,416
16,100	Ingevity Corp.*	1,365,924
		12,337,340
	MISCELLANEOUS MANUFACTURERS (0.4%)
31,800	AptarGroup, Inc.	3,766,710
	PACKAGING & CONTAINERS (0.9%)
109,400	Ball Corp.	7,965,414
		24,069,464
REAL ESTATE (1.6%)
	REITS (1.6%)
19,300	American Tower Corp. REIT	4,267,809
11,300	Equinix, Inc. REIT	6,517,840
25,100	Equity Lifestyle Properties, Inc. REIT	3,353,360
		14,139,009
TOTAL COMMON STOCKS (Cost $375,804,884) (60.9%)		541,169,925
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2%)
$650,000	Ally Auto Receivables Trust, Series 2018-3, Class A3, 3.00%, 1/17/23	655,785
525,000	BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 5/15/23(2)	534,290
205,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	208,083
100,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	100,030
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2%) (continued)
$760,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.00%, 1/17/23	$759,763
350,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.99%, 7/17/23	350,081
500,000	Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1, 3.01%, 2/15/24	508,430
138,776	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	138,451
600,000	CarMax Auto Owner Trust, Series 2017-1, Class A4, 2.27%, 9/15/22	602,112
500,000	Carmax Auto Owner Trust, Series 2019-2, Class A2A, 2.69%, 7/15/22	502,450
675,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	680,294
435,000	Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/22	434,713
500,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	499,750
1,200,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23(1)	1,208,828
325,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	328,943
223,630	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(2)	224,146
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	399,742

See Notes to Financial Statements.

September 30, 2019

Principal Amount		Value
ASSET-BACKED SECURITIES (2.2%) (continued)
$500,000	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.03%, 11/15/22	$504,789
150,870	Ford Credit Auto Owner Trust, Series 2018-B, Class A2A, 2.96%, 9/15/21	151,395
200,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	199,047
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	299,879
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	200,484
500,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-1, Class A1, 2.07%, 5/15/22	499,656
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	250,076
650,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	657,739
295,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	297,008
616,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	615,852
186,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A3, 2.67%, 3/21/22	187,392
170,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(2)	172,477
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	199,920
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2%) (continued)
$400,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	$399,982
1,050,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, 9/15/23	1,048,194
305,000	Honda Auto Receivables Owner Trust, Series 2018-2, Class A4, 3.16%, 8/19/24	312,306
274,916	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.68%, 8/16/21	274,368
103,332	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	103,315
652,000	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.81%, 4/15/21(2)	654,206
1,130,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(2)	1,151,081
650,000	Mercedes-Benz Auto Lease Trust, Series 2018-B, Class A3, 3.21%, 9/15/21	656,049
1,000,000	Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A4, 3.25%, 10/15/24	1,018,809
128,354	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	128,350
705,000	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	716,461
925,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	926,945
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2%) (continued)
$150,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	$150,771
TOTAL ASSET-BACKED SECURITIES (Cost $19,800,238) (2.2%)		19,912,442
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%)
570,000	BANK, Series 2017-BNK8, Class ASB, 3.31%, 11/15/50	602,686
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	269,545
735,000	BANK, Series 2019-BN16, Class A4, 4.01%, 2/15/52	826,594
700,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	771,331
435,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	446,152
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,661
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	159,476
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	104,157
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	155,460
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	474,046

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%) (continued)
$500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2, 3.46%, 8/25/23(3)	$525,300
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2, 3.53%, 10/25/23(3)	633,471
800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	845,436
325,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	335,408
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	260,955
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,055,891
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	526,568
925,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	970,350
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%) (continued)
$400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	$426,022
1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	1,524,709
700,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	759,913
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	796,264
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	1,040,380
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,037,269
733,544	FHLMC Multifamily Structured Pass-Through Certificates, Series K066, Class A1, 2.80%, 12/25/26	760,808
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	1,087,525
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%) (continued)
$1,250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(3)	$1,359,722
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,698,099
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	646,452
2,625,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	2,823,525
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	809,253
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	270,505
213,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	233,091
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	828,550

See Notes to Financial Statements.

September 30, 2019

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%) (continued)
$500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	$555,707
375,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	409,415
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	258,053
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	256,189
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	243,614
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	148,245
119,941	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	121,991
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.58%, 3/15/49	537,164
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	261,696
600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	621,135
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	371,064
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%) (continued)
$600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	$645,026
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	400,935
204,044	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	208,026
128,851	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	128,769
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	299,712
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	319,319
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	156,505
805,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	833,585
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	474,621
170,596	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	170,628
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%) (continued)
$650,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	$701,284
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(3)	398,822
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	265,593
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	409,471
100,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	101,967
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	305,995
395,394	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	419,569
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $34,074,429) (4.0%)		35,191,674
CORPORATE BONDS & NOTES (7.9%)
	BASIC MATERIALS (0.2%)
300,000	ArcelorMittal, Senior Unsecured Notes, 4.55%, 3/11/26(1)	313,891
350,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	372,391
475,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29(1)	482,583
375,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	396,519

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	BASIC MATERIALS (0.2%) (continued)
$150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(1)(2)	$156,127
350,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	398,797
		2,120,308
	COMMUNICATIONS (0.8%)
500,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	526,086
350,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34(1)	437,902
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	211,365
300,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	317,500
267,000	AT&T, Inc., Senior Unsecured Notes, 4.10%, 2/15/28	288,637
350,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	372,953
350,000	Booking Holdings, Inc., Senior Unsecured Notes, 3.60%, 6/1/26(1)	374,221
450,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	493,630
300,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	326,538
225,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	252,388
400,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48(1)	508,698
350,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	388,980
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	COMMUNICATIONS (0.8%) (continued)
$450,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	$490,393
200,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	218,000
200,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	199,853
350,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	399,024
475,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	551,542
425,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(1)	432,901
		6,790,611
	CONSUMER, CYCLICAL (0.7%)
500,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	537,032
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	201,178
200,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	203,500
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.35%, 11/1/22	500,068
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20(1)	200,297
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23(1)	204,614
200,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	206,000
250,000	Leggett & Platt, Inc., Senior Unsecured Notes, 3.50%, 11/15/27	251,535
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	CONSUMER, CYCLICAL (0.7%) (continued)
$300,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	$318,750
450,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28	506,637
300,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47(1)	309,080
350,000	Target Corp., Senior Unsecured Notes, 3.63%, 4/15/46	383,476
350,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	374,500
350,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	370,199
450,000	Walmart, Inc., Senior Unsecured Notes, 3.95%, 6/28/38	527,153
500,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29(1)	557,307
350,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	390,168
		6,041,494
	CONSUMER, NON-CYCLICAL (0.9%)
326,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	355,158
500,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	520,043
325,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	336,542
400,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(1)	475,630
450,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	467,886
350,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24	365,081

See Notes to Financial Statements.

September 30, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	CONSUMER, NON-CYCLICAL (0.9%) (continued)
$350,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	$374,028
350,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	441,636
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48(1)	187,803
133,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	135,127
300,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	309,922
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	250,295
275,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25(1)	300,437
300,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	318,407
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29(1)	249,767
200,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25(1)	207,111
300,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39(1)	347,710
260,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	327,423
250,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23(1)	262,018
300,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	333,315
250,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	265,000
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	168,157
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	CONSUMER, NON-CYCLICAL (0.9%) (continued)
$400,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	$473,184
350,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	388,381
		7,860,061
	ENERGY (0.6%)
300,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26	345,861
350,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	363,355
300,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	344,256
250,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	249,603
350,000	Husky Energy, Inc., Senior Unsecured Notes, 4.40%, 4/15/29(1)	367,596
400,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	433,805
275,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	292,190
275,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	285,923
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	281,003
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27(1)	263,645
200,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	203,000
300,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	304,668
300,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	316,346
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	ENERGY (0.6%) (continued)
$175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	$200,515
300,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	326,812
350,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29(1)	377,885
300,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	347,088
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	258,793
		5,562,344
	FINANCIAL (3.1%)
450,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26	480,653
300,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	314,589
500,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	550,415
450,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	473,365
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	214,725
350,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26(1)	363,824
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	320,612
350,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	357,386
500,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	533,451

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	FINANCIAL (3.1%) (continued)
$250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	$266,585
325,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25(1)	343,507
350,000	AXA Equitable Holdings, Inc., Senior Unsecured Notes, 4.35%, 4/20/28	372,989
250,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	251,786
334,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	358,032
250,000	Bank of Montreal MTN, Senior Unsecured Notes, 2.35%, 9/11/22(1)	252,748
400,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	405,688
250,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28(1)	262,686
250,000	BB&T Corp. MTN, Senior Unsecured Notes, 3.75%, 12/6/23	264,534
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	201,088
500,000	Branch Banking & Trust Co., Subordinated Notes, 5-year Treasury Constant Maturity Rate + 1.15%, 2.64%, 9/17/29(3)	496,714
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22(1)	254,098
350,000	Charles Schwab Corp. (The), Senior Unsecured Notes, 3.25%, 5/22/29	369,196
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	FINANCIAL (3.1%) (continued)
$300,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26(1)	$320,394
278,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	294,513
300,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	310,833
353,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	438,870
250,000	Citizens Bank NA/ Providence, Senior Unsecured Notes, 3.70%, 3/29/23	262,087
300,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	321,958
300,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23(1)	314,985
150,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	165,070
450,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	468,260
350,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	371,392
300,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	327,015
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	268,869
375,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	409,498
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	252,170
300,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24(1)	316,236
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	211,508
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	FINANCIAL (3.1%) (continued)
$175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	$236,230
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	266,864
350,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	365,249
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	251,354
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	252,424
250,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	265,376
325,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22	331,906
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	218,227
250,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(3)	280,282
350,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	342,352
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,208
500,000	Lloyds Bank PLC, Senior Unsecured Notes, 2.25%, 8/14/22(1)	498,765
250,000	Loews Corp., Senior Unsecured Notes, 2.63%, 5/15/23	253,734
300,000	Mastercard, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	315,627
250,000	Mitsubishi UFJ Financial Group, Inc., Senior Unsecured Notes, 3.76%, 7/26/23	262,814
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	536,225

See Notes to Financial Statements.

September 30, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	FINANCIAL (3.1%) (continued)
$500,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29(1)	$529,077
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	259,141
500,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	520,999
250,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	255,445
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	154,797
500,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	538,501
250,000	Prologis L.P., Guaranteed Notes, 3.88%, 9/15/28	278,010
125,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(1)(3)	138,550
250,000	Prudential Financial, Inc. MTN, Senior Unsecured Notes, 3.50%, 5/15/24(1)	266,062
350,000	Regions Financial Corp., Senior Unsecured Notes, 3.20%, 2/8/21	354,319
425,000	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 3.90%, 10/15/29(4)	418,625
350,000	Santander Holdings USA, Inc., Series FXD, Senior Unsecured Notes, 3.50%, 6/7/24(1)	359,068
350,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	368,509
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23(1)	262,749
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	FINANCIAL (3.1%) (continued)
$250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.04%, 7/16/29	$255,720
250,000	SunTrust Bank/Atlanta GA, Senior Unsecured Notes, 2.25%, 1/31/20	250,049
300,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	306,288
375,000	Synchrony Financial, Senior Unsecured Notes, 2.85%, 7/25/22	378,156
350,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 3.25%, 6/11/21	357,356
350,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	372,007
350,000	Ventas Realty L.P., Guaranteed Notes, 3.50%, 4/15/24	366,589
375,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	415,198
250,000	Visa, Inc., Senior Unsecured Notes, 2.80%, 12/14/22	257,048
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	254,586
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	258,176
350,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	383,973
400,000	Westpac Banking Corp., Senior Unsecured Notes, 3.30%, 2/26/24	418,571
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	127,812
300,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29	326,802
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	FINANCIAL (3.1%) (continued)
$400,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	$393,695
		27,518,844
	INDUSTRIAL (0.5%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	252,807
450,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	439,621
300,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	319,410
250,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	285,547
400,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	449,377
350,000	Norfolk Southern Corp., Senior Unsecured Notes, 4.10%, 5/15/49	391,368
278,000	Owens Corning, Senior Unsecured Notes, 3.40%, 8/15/26	279,303
200,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	203,354
350,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	366,180
350,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	369,453
350,000	United Technologies Corp., Senior Unsecured Notes, 3.95%, 8/16/25	383,444
350,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	369,293
		4,109,157
	TECHNOLOGY (0.3%)
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22(1)	255,682

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	TECHNOLOGY (0.3%) (continued)
$250,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	$278,775
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	107,732
475,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	499,756
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	158,377
350,000	KLA Corp., Senior Unsecured Notes, 4.65%, 11/1/24	385,366
150,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	165,490
450,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	497,188
200,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26(1)	203,691
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	252,574
		2,804,631
	UTILITIES (0.8%)
300,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	325,207
500,000	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.20%, 9/15/49	494,726
350,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28(1)	384,481
200,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	199,261
300,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	356,090
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	UTILITIES (0.8%) (continued)
$300,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	$332,153
250,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	294,937
350,000	DTE Electric Co., 3.95%, 3/1/49(1)	401,072
350,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	360,345
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	200,000
250,000	Florida Power & Light Co., 4.95%, 6/1/35	306,443
475,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	466,909
250,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	294,971
350,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	363,344
308,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	335,525
300,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	331,570
375,000	Northern States Power Co., 2.90%, 3/1/50	362,543
350,000	Oklahoma Gas & Electric Co., Senior Unsecured Notes, 3.30%, 3/15/30	364,331
350,000	Public Service Co. of Colorado, Series 34, 3.20%, 3/1/50(1)	356,490
350,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	359,103
225,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	238,013
Principal Amount		Value
CORPORATE BONDS & NOTES (7.9%) (continued)
	UTILITIES (0.8%) (continued)
$300,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	$300,514
		7,428,028
TOTAL CORPORATE BONDS & NOTES (Cost $66,749,785) (7.9%)		70,235,478
FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	310,953
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22(1)	307,526
311,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	329,508
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	266,875
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,166,525) (0.1%)		1,214,862
LONG-TERM MUNICIPAL SECURITIES (0.7%)
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	131,301
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	177,044
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	235,436
375,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	404,932
250,000	City of Oakland, California Taxable Pension, Revenue Bonds, 4.68%, 12/15/25	278,648

See Notes to Financial Statements.

September 30, 2019

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.7%) (continued)
$190,000	City of Portland OR, Affordable Housing Project, General Obligation Limited, Series B, 3.60%, 6/15/39	$206,116
295,000	Denver City & County School District No. 1, Certificate Participation, Series B, 3.45%, 12/15/26	317,382
450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	502,051
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	212,804
110,000	Kansas Development Finance Authority, Revenue Bonds, Series H, 3.64%, 4/15/24	117,142
300,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	327,321
295,000	New Hampshire Health and Education Facilities Authority, Refunding Revenue Bonds, 3.58%, 7/1/34	315,868
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	204,392
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	103,556
300,000	New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series A2, 3.34%, 8/1/25	319,029
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.7%) (continued)
$330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	$350,104
300,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series F, 3.80%, 5/1/27	330,063
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	150,865
350,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	362,089
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	103,077
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	116,629
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	258,143
210,000	Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, 3.75%, 7/1/31	233,650
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $5,536,840) (0.7%)		5,757,642
SHORT-TERM MUNICIPAL SECURITIES (0.1%)
500,000	Municipal Improvement Corp. of Los Angeles, Refunding Revenue Bonds, Series A, 2.85%, 11/1/19	500,385
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $500,265) (0.1%)		500,385
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%)
500,000	FHLB, 3.38%, 3/10/28	556,382
500,000	FHLB, 2.88%, 9/11/20	504,733
250,000	FHLB, 3.00%, 10/12/21	256,627
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%) (continued)
$250,000	FHLB, 3.25%, 3/8/24	$267,843
106,811	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	106,716
68,553	FHLMC #ZN5055, 3.00%, 4/1/49	69,599
532,976	FHLMC #ZT1955, 3.00%, 5/1/49	541,102
173,310	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	185,216
148,304	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	157,486
175,565	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	190,080
14,559	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	15,300
785,319	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	819,321
131,653	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	136,185
128,000	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	136,844
178,713	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	188,632
373,429	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	388,420
193,089	FHLMC Pool #AG08748, 3.50%, 2/1/47	200,555
430,308	FHLMC Pool #ZK4078, 2.50%, 4/1/22	434,022
318,868	FHLMC Pool #ZS6516, 2.50%, 6/1/22	321,620
1,148,272	FHLMC Pool #ZS6632, 2.50%, 11/1/22	1,158,182
1,000,000	FHLMC Pool #ZT1863, 3.50%, 4/1/49	1,026,599
999,900	FHLMC Pool #ZT1951, 3.50%, 5/1/49	1,026,900
250,000	FNMA, 2.38%, 1/19/23	256,213
250,000	FNMA, 2.63%, 9/6/24	261,926
500,000	FNMA, 1.88%, 9/24/26	506,207
14,361	FNMA Pool #254954, 4.50%, 10/1/23	15,099
584	FNMA Pool #255132, 4.50%, 2/1/24	614

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%) (continued)
$127,953	FNMA Pool #995245, 5.00%, 1/1/39	$140,939
157,284	FNMA Pool #AB1259, 5.00%, 7/1/40	173,742
183,617	FNMA Pool #AB1796, 3.50%, 11/1/40	192,858
21,314	FNMA Pool #AB4069, 2.50%, 12/1/21	21,498
138,719	FNMA Pool #AB6286, 2.50%, 9/1/27	140,101
1,124,278	FNMA Pool #AB6344, 2.50%, 10/1/22	1,133,981
147,608	FNMA Pool #AB8144, 5.00%, 4/1/37	163,157
127,447	FNMA Pool #AL7662, 4.50%, 10/1/43	138,023
224,850	FNMA Pool #AQ3960, 3.00%, 8/1/28	230,913
175,909	FNMA Pool #AR0930, 2.50%, 1/1/28	177,664
157,698	FNMA Pool #AS1529, 3.00%, 1/1/29	161,945
374,717	FNMA Pool #AS4928, 3.50%, 5/1/45	390,299
116,595	FNMA Pool #AS5485, 4.50%, 7/1/45	125,176
135,688	FNMA Pool #AS5696, 3.50%, 8/1/45	141,315
273,893	FNMA Pool #AS6385, 4.00%, 12/1/45	288,887
200,454	FNMA Pool #AS7188, 4.00%, 5/1/46	211,218
197,227	FNMA Pool #AS8276, 3.00%, 11/1/46	202,019
208,117	FNMA Pool #AS8483, 3.00%, 12/1/46	213,172
587,170	FNMA Pool #AS8796, 3.00%, 2/1/47	601,916
347,900	FNMA Pool #AS9459, 4.50%, 4/1/47	368,402
299,804	FNMA Pool #AU7025, 3.00%, 11/1/43	308,487
116,552	FNMA Pool #AU8070, 3.50%, 9/1/43	122,375
397,255	FNMA Pool #AV0703, 4.00%, 12/1/43	422,236
2,364,334	FNMA Pool #AX9528, 3.50%, 2/1/45	2,468,212
168,452	FNMA Pool #AY2618, 4.00%, 3/1/45	177,942
180,371	FNMA Pool #AY9329, 4.00%, 6/1/45	190,364
150,057	FNMA Pool #AZ4775, 3.50%, 10/1/45	156,280
120,393	FNMA Pool #AZ6194, 3.50%, 10/1/45	125,392
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%) (continued)
$168,167	FNMA Pool #AZ9703, 3.00%, 10/1/45	$172,233
277,726	FNMA Pool #BA4732, 3.50%, 12/1/45	289,271
368,029	FNMA Pool #BC9482, 3.00%, 7/1/46	376,970
204,482	FNMA Pool #BD8211, 4.00%, 4/1/47	214,262
206,733	FNMA Pool #BD8213, 3.00%, 9/1/46	211,755
398,473	FNMA Pool #BE3776, 4.50%, 7/1/47	421,356
730,466	FNMA Pool #BJ5719, 4.00%, 5/1/48	758,060
362,848	FNMA Pool #BM2001, 3.50%, 12/1/46	377,354
922,592	FNMA Pool #BM2006, 4.00%, 1/1/48	966,111
830,498	FNMA Pool #BM2007, 4.00%, 9/1/48	864,039
974,100	FNMA Pool #BM5793, 3.00%, 4/1/49	988,951
947,835	FNMA Pool #BN6240, 3.00%, 4/1/49	962,285
405,981	FNMA Pool #CA1564, 4.50%, 4/1/48	428,780
111,068	FNMA Pool #MA0073, 4.50%, 5/1/29	118,245
898,192	FNMA Pool #MA0984, 2.50%, 2/1/22	905,943
1,000,000	FNMA Pool #MA1012, 2.50%, 3/1/22	1,008,630
200,000	FNMA Pool #MA1212, 2.50%, 10/1/22	201,726
178,074	FNMA Pool #MA2641, 3.00%, 6/1/46	182,383
396,415	FNMA Pool #MA3026, 3.50%, 6/1/47	410,123
258,045	FNMA Pool #MA3114, 2.50%, 8/1/32	260,540
219,876	FNMA Pool #MA3238, 3.50%, 1/1/48	227,475
459,358	FNMA Pool #MA3331, 3.00%, 4/1/48	468,368
624,127	FNMA Pool #MA3415, 4.00%, 7/1/48	650,410
919,515	FNMA Pool #MA3495, 4.00%, 10/1/48	956,765
447,928	FNMA Pool #MA3520, 3.50%, 11/1/48	459,397
871,393	FNMA Pool #MA3536, 4.00%, 12/1/48	905,599
811,830	FNMA Pool #MA3563, 4.00%, 1/1/49	841,261
1,183,370	FNMA Pool #MA3564, 4.50%, 1/1/49	1,243,944
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%) (continued)
$816,074	FNMA Pool #MA3593, 4.50%, 2/1/49	$858,100
486,174	FNMA Pool #MA3614, 3.50%, 3/1/49	499,013
2,418,419	FNMA Pool #MA3744, 3.00%, 8/1/49	2,455,291
858,268	FNMA Pool BM5689, 2.50%, 3/1/24	865,676
86,581	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	86,449
93,683	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	93,223
1,000,000	FNMA TBA, 2.50%, 10/1/34	1,008,496
3,250,000	FNMA TBA, 3.50%, 10/1/49	3,333,535
133,809	GNMA II Pool #MA1090, 3.50%, 6/20/43	142,105
75,375	GNMA II Pool #MA1448, 3.50%, 11/20/43	79,724
100,419	GNMA II Pool #MA1520, 3.00%, 12/20/43	103,879
126,705	GNMA II Pool #MA2149, 4.00%, 8/20/44	134,937
221,939	GNMA II Pool #MA2445, 3.50%, 12/20/44	232,415
155,585	GNMA II Pool #MA3803, 3.50%, 7/20/46	162,285
1,694,317	GNMA II Pool #MA4836, 3.00%, 11/20/47	1,741,997
485,828	GNMA II Pool #MA5191, 3.50%, 5/20/48	504,149
616,756	GNMA II Pool #MA5527, 3.50%, 10/20/48	639,141
895,317	GNMA II Pool #MA5594, 3.50%, 11/20/48	927,811
268,335	GNMA II Pool #MA5650, 3.50%, 12/20/48	278,074
2,382,738	GNMA II Pool #MA5815, 3.00%, 3/20/49	2,447,256
126,169	GNMA Pool #650494, 5.50%, 1/15/36	140,787
1,000,000	GNMA TBA, 3.50%, 10/1/49	1,035,957
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $51,782,604) (5.9%)		52,559,472
U.S. TREASURY OBLIGATIONS (8.9%)
	U.S. TREASURY NOTES & BONDS (8.9%)
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	4,370,142

See Notes to Financial Statements.

September 30, 2019

Principal Amount		Value
$3,220,000	U.S. Treasury Bonds, 4.38%, 2/15/38	$4,465,360
5,712,000	U.S. Treasury Bonds, 2.88%, 5/15/43(1)	6,548,942
3,919,000	U.S. Treasury Bonds, 3.00%, 2/15/48	4,653,047
3,300,000	U.S. Treasury Notes, 1.25%, 1/31/20	3,292,652
6,400,000	U.S. Treasury Notes, 1.38%, 3/31/20	6,384,250
250,000	U.S. Treasury Notes, 1.63%, 10/15/20	249,492
2,000,000	U.S. Treasury Notes, 2.50%, 12/31/20	2,017,187
7,500,000	U.S. Treasury Notes, 2.25%, 4/30/21	7,560,059
7,350,000	U.S. Treasury Notes, 1.75%, 2/28/22	7,373,256
8,000,000	U.S. Treasury Notes, 1.38%, 6/30/23	7,941,562
1,105,000	U.S. Treasury Notes, 2.38%, 8/15/24	1,146,179
1,245,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,285,706
5,600,000	U.S. Treasury Notes, 2.00%, 2/15/25	5,717,906
9,500,000	U.S. Treasury Notes, 2.63%, 12/31/25	10,069,629
5,050,000	U.S. Treasury Notes, 2.75%, 2/15/28	5,482,801
TOTAL U.S. TREASURY OBLIGATIONS (Cost $75,346,611) (8.9%)		78,558,170
Principal Amount/ Shares		Value
SHORT-TERM INVESTMENTS (11.5%)
	U.S. TREASURY OBLIGATIONS (1.1%)
$10,000,000	U.S. Treasury Bill, 1.03%, 12/12/19	$9,960,184
	MONEY MARKET FUNDS (10.4%)
81,107,237	State Street Institutional Liquid Reserves Fund	81,107,237
11,426,853	State Street Navigator Securities Lending Government Money Market Portfolio (5)	11,426,853
		92,534,090
TOTAL SHORT-TERM INVESTMENTS (Cost $102,503,188) (11.5%)		102,494,274
TOTAL INVESTMENT SECURITIES (102.2%) (Cost $733,265,369)		$907,594,324
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.2%)		(19,443,391)
NET ASSETS (100%)		$888,150,933
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2019, the market value of the securities on loan was $29,572,112.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
When issued security.

(5)
Securities with an aggregate market value of  $29,572,112 were out on loan in exchange for collaterial including $11,426,853 of cash collateral as of September 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

TBA
To Be Announced.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$541,169,925	$—	$—	$541,169,925
Asset-Backed Securities	—	19,912,442	—	19,912,442
Commercial Mortgage-Backed Securities	—	35,191,674	—	35,191,674
Corporate Bonds & Notes*	—	70,235,478	—	70,235,478
Foreign Government Obligations	—	1,214,862	—	1,214,862
Long-Term Municipal Securities*	—	5,757,642	—	5,757,642
Short-Term Municipal Securities	—	500,385	—	500,385
U.S. Government Agency Obligations	—	52,559,472	—	52,559,472
U.S. Treasury Obligations	—	78,558,170	—	78,558,170
Short-Term Investments	92,534,090	9,960,184	—	102,494,274
Total Investments in Securities	$633,704,015	$273,890,309	$—	$907,594,324
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statement of Assets and Liabilities
at September 30, 2019 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$476,779,273	$907,594,324
Cash	—	19,930
Dividends and interest receivable	287,558	1,781,850
Receivable for capital shares sold	168,261	4,230,681
Prepaid expenses	47,021	122,367
Receivable for securities lending income	22,313	2,778
Receivable for securities sold	—	1,176,760
Prepaid directors’ fees and expenses	—	4,337
Other receivables	—	1,054
Total Assets	477,304,426	914,934,081
Liabilities:
Payable upon return of securities on loan (Note 1J)	22,918,487	11,426,853
Payable for securities purchased	975,078	14,271,007
Payable for capital shares redeemed	37,725	366,614
Accrued expenses:
Advisory fee	274,057	461,439
Service and distribution plan fees	82,638	112,225
Sub-transfer agent fees	15,904	18,727
Directors’ fees and expenses	5,462	—
Other	173,922	126,283
Total Liabilities	24,483,273	26,783,148
Net Assets	$452,821,153	$888,150,933
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares and 300,000,000 shares, respectively)	$8,901	$23,471
Additional paid-in capital	228,500,734	698,623,156
Total Distributable Earnings (Loss)	224,311,518	189,504,306
Net Assets	$452,821,153	$888,150,933
Net Asset Value Per Share
Investor Class
Net Assets	$401,200,251	$558,035,097
Shares Outstanding	7,897,225	14,767,897
Net Asset Value, Offering and Redemption Price per Outstanding Share	$50.80	$37.79
Institutional Class
Net Assets	$51,620,902	$330,115,836
Shares Outstanding	1,004,104	8,703,070
Net Asset Value, Offering and Redemption Price per Outstanding Share	$51.41	$37.93
* Includes securities on loan of	$88,206,693	$29,572,112
Cost of investments	$342,449,618	$733,265,369
See Notes to Financial Statements.

Statement of Operations
for the Six Months Ended September 30, 2019 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $13,639, respectively)	$2,026,380	$3,109,140
Interest (net of foreign withholding tax of $0 and $158, respectively)	—	3,163,899
Securities lending income	108,382	17,724
Total Income	2,134,762	6,290,763
Expenses:
Advisory fees	1,692,006	2,329,882
Service and distribution plan fees	507,819	592,907
Sub-transfer agent fees	104,232	98,111
Auditing and legal fees	92,996	127,772
Transfer agent fees	71,551	93,519
Custody and accounting fees	69,496	81,436
Directors’ fees and expenses	39,750	49,889
Printing and postage fees	32,996	30,510
Registration and filing fees	28,519	46,633
Fund administration fees	23,450	23,450
Compliance and tax service fees	19,675	25,610
Insurance fees	13,429	12,854
Other	10,236	11,150
Total Expenses Before Fees Waived (See Note 5)	2,706,155	3,523,723
Less: Advisory Fees Waived	(10,556)	(4,647)
Less: Sub-Transfer Agent Fees Waived	(6,267)	—
Add: Recoupment of previously reimbursed expenses	—	17,060
Net Expenses	2,689,332	3,536,136
Net Investment Income (Loss)	(554,570)	2,754,627
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	36,727,908	5,821,808
Foreign currency translations	—	256
	36,727,908	5,822,064
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(13,156,265)	41,237,786
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	23,571,643	47,059,850
Net Increase in Net Assets from Operations	$23,017,073	$49,814,477
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Operations:
Net investment loss	$(554,570)	$(1,009,524)
Net realized gain on investments	36,727,908	98,250,586
Change in net unrealized appreciation/(depreciation) on investments	(13,156,265)	(61,759,554)
Net increase in net assets from operations	23,017,073	35,481,508
Distributions to Shareholders from:
Investor Class	—	(51,033,494)
Institutional Class	—	(5,935,133)
	—	(56,968,627)
Share Transactions:
Proceeds from sale of shares
Investor Class	10,132,981	24,457,486
Institutional Class	3,763,239	18,640,243
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	50,228,932
Institutional Class	—	5,786,715
Cost of shares redeemed
Investor Class	(30,052,437)	(105,136,997)
Institutional Class	(3,510,442)	(12,337,428)
Net decrease in net assets from capital share transactions	(19,666,659)	(18,361,049)
Total increase/(decrease) in net assets	3,350,414	(39,848,168)
Net Assets:
Beginning of period	449,470,739	489,318,907
End of period	$452,821,153	$449,470,739
Capital Share Transactions:
Shares sold
Investor Class	201,228	474,596
Institutional Class	73,935	353,928
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	1,192,520
Institutional Class	—	136,030
Shares redeemed
Investor Class	(597,297)	(2,024,228)
Institutional Class	(68,875)	(247,118)
Net decrease	(391,009)	(114,272)
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Operations:
Net investment income	$2,754,627	$2,068,220
Net realized gain on investments and foreign currency	5,822,064	10,383,007
Change in net unrealized appreciation/(depreciation) on investments	41,237,786	38,665,379
Net increase in net assets from operations	49,814,477	51,116,606
Distributions to Shareholders from:
Investor Class	—	(8,833,660)
Institutional Class	—	(3,391,380)
	—	(12,225,040)
Share Transactions:
Proceeds from sale of shares
Investor Class	194,667,110	126,995,534
Institutional Class	178,005,541	160,037,837
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	8,478,675
Institutional Class	—	3,179,104
Cost of shares redeemed
Investor Class	(53,815,259)	(69,383,133)
Institutional Class	(24,817,623)	(42,323,265)
Net increase in net assets from capital share transactions	294,039,769	186,984,752
Total increase in net assets	343,854,246	225,876,318
Net Assets:
Beginning of period	544,296,687	318,420,369
End of period	$888,150,933	$544,296,687
Capital Share Transactions:
Shares sold
Investor Class	5,275,481	3,817,321
Institutional Class	4,817,126	4,748,229
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	272,714
Institutional Class	—	102,091
Shares redeemed
Investor Class	(1,462,682)	(2,080,036)
Institutional Class	(666,542)	(1,317,704)
Net increase	7,963,383	5,542,615
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Six Months Ended September 30, 2019 (unaudited)	Years Ended March 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$48.31	$51.99	$47.38	$41.91	$49.50	$47.48
Income/(loss) from investment operations:
Net investment income	(0.07)	(0.02)	0.03	(0.00)(1)	(0.06)	(0.02)
Net gains/(losses) on securities (both realized and unrealized)	2.56	3.09	6.46	7.93	(1.42)	5.05
Total from investment operations	2.49	3.07	6.49	7.93	(1.48)	5.03
Less distributions:
Dividends from net investment income	—	(6.75)	(1.88)	(2.46)	(6.11)	(3.01)
Net asset value, end of period	$50.80	$48.31	$51.99	$47.38	$41.91	$49.50
Total return	5.15%(2)	7.80%	13.70%	19.09%	(3.03)%	10.96%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$401,200	$400,688	$449,737	$471,690	$399,788	$364,327
Ratio of gross expenses to average net assets	1.20%(3)	1.21%	1.21%	1.21%	1.25%	1.27%
Ratio of net expenses to average net assets	1.20%(3)	1.21%	1.21%	1.21%	1.25%	1.27%
Ratio of net investment income to average net assets	(0.27)%(3)	(0.24)%	(0.22)%	(0.08)%	(0.17)%	(0.04)%
Portfolio turnover rate	12%(2)	20%	11%	21%	17%	17%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Six Months Ended September 30, 2019 (unaudited)	Years Ended March 31,			November 1, 2015(4) to March 31, 2016
		2019	2018	2017
Net asset value, beginning of period	$48.83	$52.34	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.00)(1)	(0.02)	0.03	(0.00)(1)	0.03
Net gains/(losses) on securities (both realized and unrealized)	2.58	3.26	6.63	8.05	(1.66)
Total from investment operations	2.58	3.24	6.66	8.05	(1.63)
Less distributions:
Distributions from net realized gains	—	(6.75)	(1.88)	(2.46)	(6.11)
Net asset value, end of period	$51.41	$48.83	$52.34	$47.56	$41.97
Total return	5.28%(2)	8.09%	14.01%	19.38%	(3.33)%(2)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$51,621	$48,783	$39,582	$23,711	$3,662
Ratio of gross expenses to average net assets(5)	1.02%(3)	1.02%	1.01%	1.22%	3.47%(3)
Ratio of net expenses to average net assets(6)	0.95%(3)	0.96%	0.96%	0.96%	1.00%(3)
Ratio of net investment income/(loss) to average net assets	(0.01)%(3)	0.02%	0.05%	0.23%	0.43%(3)
Portfolio turnover rate	12%(2)	20%	11%	21%	17%(2)
(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Annualized.

(4)
Commencement of operations.

(5)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Six Months Ended September 30, 2019 (unaudited)	Years Ended March 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.07	$31.95	$30.01	$28.13	$28.88	$27.21
Income/(loss) from investment operations:
Net investment income	0.09	0.14	0.15	0.09	0.03	0.10
Net gains/(losses) on securities (both realized and unrealized)	2.63	3.95	3.16	2.47	0.04	2.17
Total from investment operations	2.72	4.09	3.31	2.56	0.07	2.27
Less distributions:
Dividends from net investment income	—	(0.13)	(0.14)	(0.07)	(0.05)	(0.10)
Distributions from net realized gains	—	(0.84)	(1.23)	(0.61)	(0.77)	(0.50)
Total distributions	—	(0.97)	(1.37)	(0.68)	(0.82)	(0.60)
Net asset value, end of period	$37.79	$35.07	$31.95	$30.01	$28.13	$28.88
Total return	7.76%(1)	13.17%	11.11%	9.18%	0.31%	8.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$558,035	$384,222	$285,753	$297,234	$305,567	$271,045
Ratio of gross expenses to average net assets(2)	1.06%(3)	1.12%	1.12%	1.13%	1.18%	1.19%
Ratio of net expenses to average net assets(5)	1.06%(3)	1.12%	1.12%	1.13%	1.15%	1.09%
Ratio of net investment income to average net assets	0.67%(3)	0.46%	0.43%	0.29%	0.14%	0.37%
Portfolio turnover rate	5%(1)	19%	19%	17%	19%	24%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Six Months Ended September 30, 2019 (unaudited)	Years Ended March 31,			November 1, 2015(6) to March 31, 2016
		2019	2018	2017
Net asset value, beginning of period	$35.16	$32.03	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.14	0.19	0.24	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	2.63	4.00	3.17	2.53	(0.07)
Total from investment operations	2.77	4.19	3.41	2.63	0.01
Less distributions:
Dividends from net investment income	—	(0.22)	(0.23)	(0.09)	(0.06)
Distributions from net realized gains	—	(0.84)	(1.23)	(0.61)	(0.77)
Total distributions	—	(1.06)	(1.46)	(0.70)	(0.83)
Net asset value, end of period	$37.93	$35.16	$32.03	$30.08	$28.15
Total return	7.88%(1)	13.49%	11.33%	9.47%	0.08%(1)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$330,116	$160,075	$32,668	$9,442	$5,910
Ratio of gross expenses to average net assets(2)	0.81%(3)(4)	0.88%	0.94%	1.32%	2.91%(3)
Ratio of net expenses to average net assets(5)	0.81%(3)(4)	0.87%	0.87%	0.88%	0.93%(3)
Ratio of net investment income to average net assets	0.93%(3)	0.74%	0.68%	0.56%	0.64%(3)
Portfolio turnover rate	5%(1)	19%	19%	17%	19%(1)
(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Annualized.

(4)
Includes recoupment of previously reimbursed expenses of 0.01%.

(5)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Commencement of operations.

See Notes to Financial Statements.

Notes to Financial Statements	September 30, 2019

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Fund will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalization. A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its Adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Funds’ total net assets by the Funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended September 30, 2019, there were no transfers among levels for either Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended September 30, 2019, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2019, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

September 30, 2019

The dividends and distributions were as follows:
	Six Months Ended September 30, 2019 (unaudited)	Year Ended March 31, 2019
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$6.7451
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$6.7451
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$0.1234
Distributions per share from net realized gains	$—	$0.8420
Institutional Class:
Dividends per share from net investment income	$—	$0.2133
Distributions per share from net realized gains	$—	$0.8420
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$17,026	$11,493	$28,519
Transfer agent fees	52,795	18,756	71,551
Sub-transfer agent fees	97,965	6,267	104,232
Other	1,760	525	2,285

Notes to Financial Statements (continued)

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Registration and filing fees	$24,432	$22,201	$46,633
Transfer agent fees	46,808	46,711	93,519
Sub-transfer agent fees	92,918	5,193	98,111
Other	1,391	897	2,288
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Bank & Trust acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

September 30, 2019

The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2019, the Funds were not invested in joint repurchase agreements.
As of September 30, 2019, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$88,206,693	$89,276,790	$90,174,621
Value Line Asset Allocation Fund, Inc.	29,572,112	30,061,758	30,226,488
*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $22,918,487 and $11,426,853, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $66,358,302 and $18,634,906, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended September 30, 2019.
	Remaining Contractual Maturity of the Agreements As of September 30, 2019
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$22,918,487	$—	$—	$—	$22,918,487
Total Borrowings	$22,918,487	$—	$—	$—	$22,918,487
Gross amount of recognized liabilities for securities lending transactions					$22,918,487
	Remaining Contractual Maturity of the Agreements As of September 30, 2019
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,630,643	$—	$—	$—	$2,630,643
Corporate Bonds & Notes	8,796,210	—	—	—	8,796,210
Total Borrowings	$11,426,853	$—	$—	$—	$11,426,853
Gross amount of recognized liabilities for securities lending transactions					$11,426,853

Notes to Financial Statements (continued)

(K) New Accounting Pronouncement:   In March 2017, the Financial Accounting Standards Board (“FASB”) issued AccountingStandards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods thereafter. The Funds will adopt the new amendments for periods beginning after December 15, 2018.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended September 30, 2019, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$49,175,928	$65,332,721	$—	$—
Value Line Asset Allocation Fund, Inc.	219,960,493	28,251,126	74,101,831	2,011,191
4.   Income Taxes
At September 30, 2019, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$342,449,618	$151,982,831	$17,653,176	$134,329,655
Value Line Asset Allocation Fund, Inc.	733,265,369	178,862,099	4,533,144	174,328,955

September 30, 2019

5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, each Fund’s advisory fee was reduced following the unbundling of its fee from amounts payable for administration and accounting services provided by the Funds’ custodian. For the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. advisory fees were computed at an annual rate of 0.74% and 0.64%, respectively, of the Funds’ daily net assets during the period, prior to any fee waivers. Effective June 21, 2019 for Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to create a breakpoint to reduce its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver can be terminated without shareholder approval only by agreement of the Fund’s Board of Directors. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended September 30, 2019, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,692,006
Value Line Asset Allocation Fund, Inc.	2,329,882
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended September 30, 2019, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$507,819
Value Line Asset Allocation Fund, Inc.	592,907
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended September 30, 2019, the below Sub TA fees were paid or payable to the Distributor:
Fund	Sub TA Fees
Value Line Small Cap Opportunities Fund, Inc.	$104,232
Value Line Asset Allocation Fund, Inc.	98,111

Notes to Financial Statements (continued)

The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of September 30, 2019, fees contractually reimbursed and paid amounted to $10,556 and $12,413 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. As of September 30, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser/ Distributor	Recovery of Previously Waived Fees/Expenses Assumed
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2022	$64,114	$1,974
Value Line Asset Allocation Fund, Inc.	September 30, 2022	58,691	24,015
During the six months ended September 30, 2019, the Value Line Small Cap Opportunities Fund, Inc. did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees and Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amount of  $17,060.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 through September 30, 2019).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,051.50	$6.15	1.20%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,052.80	4.88	0.95
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,077.60	5.51	1.06
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,078.80	4.21	0.81
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,019.00	$6.06	1.20%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.25	4.80	0.95
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,019.70	5.35	1.06
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,020.95	4.09	0.81
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratios may differ from the expense ratios shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE ASSET ALLOCATION FUND, INC. AND VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc., an independent board consulting service, utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Asset Allocation Fund, Inc. within its Allocation — 50% to 70% Equity category and Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Value Line Asset Allocation Fund, Inc. consisting of 11 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2019.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians for the one-year and three-year periods ended March 31, 2019. The Board noted that the three-year period was a time during which mutual funds investing in high-growth stocks performed best, while the Fund’s investments placed it in the middle range of the small-growth style, with its price multiples closer to those of its benchmark index, the style-neutral Russell 2000 Index. The Board considered that the Fund outperformed the benchmark index for the one-year, three-year, five-year, and ten-year periods. The Board further noted that the Fund outperformed the Peer Group and Category medians for the five-year period ended March 31, 2019. In addition, the Board noted that the Fund outperformed the Peer Group median, but not the Category median, for the ten-year period ended March 31, 2019. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. The Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board noted that, with respect to each Fund, the Distributor and Adviser agreed to make permanent the contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). Each Fund’s expense limitation agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Fund’s Institutional Class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Board noted that each Fund made repayments during its most recent fiscal year to the Adviser and the Distributor of previously reimbursed expenses and/or waived fees. A Fund’s Expense Limitation can be terminated without shareholder approval only by agreement of the Fund’s Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median before, but greater than that of the Peer Group median after, giving effect to fee waivers applicable to certain funds in the Peer Group. The Board also noted that, for the most

Semi-Annual Report

recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Category median before and after giving effect to fee waivers applicable to certain funds in the Category.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds' policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary. However, the Board looked favorably upon the Adviser’s proposal to contractually reduce its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver, which creates a breakpoint in the advisory fee when the Fund’s assets reach $750 million, was adopted June 21, 2019 and can be terminated without shareholder approval only by agreement of the Fund’s Board.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	Value Line Centurion Fund† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	Value Line Strategic Asset Management Trust† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	Value Line VIP Equity Advantage Fund* seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits

(a)	Not Applicable

(b) (1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:          /s/ Mitchell E. Appel

Mitchell E. Appel, President

Date:      12/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Mitchell E. Appel

Mitchell E. Appel, President, Principal Executive Officer

By:          /s/ Emily D. Washington

Emily D. Washington, Treasurer, Principal Financial Officer

Date:       12/09/2019